Exhibit 99.2
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
SEPTEMBER 30, 2009

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840 phone
San Diego, CA 92128	Director, Corporate Communications	(858) 485-9843 fax
richard.howe@biomedrealty.com

TABLE OF CONTENTS
SEPTEMBER 30, 2009
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, general risks affecting the real estate industry, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development, construction and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the ability to refinance indebtedness as it comes due, downturns in the national and local economies, increases in interest rates and volatility in securities markets, potential liability for uninsured losses and environmental contamination, the company’s dependence on key personnel whose continued service is not guaranteed, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

THIRD QUARTER HIGHLIGHTS
SEPTEMBER 30, 2009
Third Quarter Highlights
•	Increased total revenues for the third quarter to $93.0 million, up 15.1% from $80.8 million for the same period in 2008.

•	Generated funds from operations (FFO) for the quarter of $0.35 per diluted share, or $35.8 million.

•	Delivered a build-to-suit development of an approximately 230,000 square foot corporate headquarters and research facility at The Landmark at Eastview campus in Tarrytown, New York for Regeneron Pharmaceuticals, Inc.

•	Executed eleven leasing transactions during the quarter, representing approximately 272,000 square feet:
o	Eight new leases totaling approximately 229,000 square feet, including leases with Progenics Pharmaceuticals, Inc. and Momentive Performance Materials USA Inc., encompassing approximately 92,000 and 64,000 square feet, respectively, at The Landmark at Eastview campus; and

o	Three leases totaling approximately 43,000 square feet amended to extend their terms.
•	Repaid approximately $44.0 million of mortgage debt prior to its scheduled maturity, resulting in a lower aggregate borrowing cost. The company’s debt to total assets ratio decreased to 40.9% at September 30, 2009.

•	Implemented equity distribution agreements in which the company may offer and sell shares of its common stock over time having aggregate gross proceeds of up to $120.0 million.
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 69 properties, representing 114 buildings with approximately 10.5 million rentable square feet. The company’s properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
SEPTEMBER 30, 2009

Company Information
Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	BNY Mellon Shareowner Services	New York Stock Exchange
San Diego, CA 92128	BMR PrA	480 Washington Boulevard
(858) 485-9840		Jersey City, NJ 07310-1900
(858) 485-9843 (fax)		(877) 296-3711
Please visit our corporate website at:	www.biomedrealty.com

Board of Directors
Alan D. Gold
Chairman

Barbara R. Cambon

Edward A. Dennis, Ph.D.

Richard I. Gilchrist

Gary A. Kreitzer

Theodore D. Roth

M. Faye Wilson

Senior Management
Alan D. Gold	John P. Bonanno
Chairman and Chief Executive Officer	Vice President, Development

R. Kent Griffin, Jr.	Jonathan P. Klassen
President, Chief Operating Officer and Chief Financial Officer	Vice President, Legal and Secretary

Gary A. Kreitzer	Greg N. Lubushkin
Executive Vice President, General Counsel and Director	Vice President, Chief Accounting Officer

Matthew G. McDevitt	Kevin M. Simonsen
Executive Vice President, Acquisitions and Leasing	Vice President, Real Estate Counsel

William A. Gartner	Karen A. Sztraicher
Senior Vice President, Real Estate Operations	Vice President, Finance and Treasurer

Tentative Schedule for Quarterly Results
Fourth Quarter 2009	February 10, 2010
First Quarter 2010	April 28, 2010
Second Quarter 2010	July 28, 2010
Third Quarter 2010	November 3, 2010

EQUITY RESEARCH COVERAGE
SEPTEMBER 30, 2009

Credit Suisse	Steven Benyik	(212) 538-0239	steve.benyik@credit-suisse.com

Friedman Billings Ramsey	Wilkes Graham / Zachary Tanenbaum	(703) 312-9737 / (703) 312-1833	wgraham@fbr.com / ztanenbaum@fbr.com

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368-2280 / (917) 368-2316	jsadler@keybanccm.com / cmailman@keybanccm.com

Morningstar, Inc.	David Rodziewicz	—	david.rodziewicz@morningstar.com

Oppenheimer & Co.	Mark Biffert / Marisha Clinton	(212) 667-7062 / (212) 667-7416	mark.biffert@opco.com / marisha.clinton@opco.com

Raymond James	Paul D. Puryear / William A. Crow	(727) 567-2253 / (727) 567-5294	paul.puryear@raymondjames.com / bill.crow@raymondjames.com

RBC Capital Markets	David Rodgers / Mike Carroll	(440) 715-2647 / (440) 715-2649	dave.rodgers@rbccm.com / michael.carroll@rbccm.com

Robert W. Baird & Co.	David Aubuchon / Justin Pelham-Webb	(314) 863-4235 / (314) 863-6413	daubuchon@rwbaird.com / jpelham-webb@rwbaird.com

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Erin Aslakson	(443) 224-1307 / (443) 224-1350	jwguinee@stifel.com / aslaksone@stifel.com

Wells Fargo Securities, LLC	Brendan Maiorana / Young Ku	(443) 263-6516 / (443) 263-6564	brendan.maiorana@wachovia.com / young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS
SEPTEMBER 30, 2009
(In thousands, except per share and ratio amounts)

	Three months ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Selected Operating Data
Total revenues	$92,963	$86,080	$93,951	$83,033	$80,811

EBITDA (1)	55,291	56,233	59,079	44,120	47,321
Adjusted EBITDA (1)	59,640	61,119	64,025	48,667	52,132

Net operating income — cash basis (2)	59,033	56,354	57,946	53,842	49,752

General and administrative expense	5,956	5,126	5,280	6,406	4,589

Interest expense	19,614	12,875	12,080	12,137	12,855
Capitalized interest	2,943	3,472	4,130	6,839	8,574
Interest incurred including swap payments (3)	23,259	17,101	17,107	19,241	23,425

Operating margin (4)	69.3%	73.1%	67.2%	71.6%	70.4%
General and administrative expense / Total revenues	6.4%	6.0%	5.6%	7.7%	5.7%

Net income available to common stockholders	4,062	18,195	19,024	5,618	12,436
Net income per share — diluted	$0.04	$0.20	$0.23	$0.07	$0.17

FFO (5)	35,779	43,997	47,701	32,286	35,017
FFO per share — diluted (5)	$0.35	$0.48	$0.56	$0.39	$0.47

AFFO (5)	33,193	36,635	37,515	33,240	31,089
AFFO per share — diluted (5)	$0.33	$0.40	$0.44	$0.40	$0.41

Coverage Ratios (6)
Interest coverage	3.4	4.9	5.7	4.6	4.4
Fixed charge coverage	2.6	3.5	3.8	3.0	3.0

Dividend per share — common stock	$0.11	$0.11	$0.335	$0.335	$0.335

FFO payout ratio (7)	31.4%	22.9%	59.8%	85.9%	71.3%
AFFO payout ratio (7)	33.3%	27.5%	76.1%	83.8%	81.7%

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 32. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(2)	For definitions and discussion of net operating income — cash basis, see page 13.

(3)	Includes interest paid on cash flow hedges classified as accumulated other comprehensive income/(loss) in accordance with Emerging Issues Task Force Issue No. 99-09. Excludes ineffectiveness recognized on derivative instruments.

(4)	See page 13 for detail.

(5)	For definitions and discussion of FFO and AFFO, see page 32. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11.

(6)	For a discussion of coverage ratios, see page 32. See pages 14 and 15 for detail.

(7)	See page 11 for detail.

CAPITALIZATION SUMMARY
SEPTEMBER 30, 2009
(In thousands, except per share and ratio amounts)

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Capitalization:
Total common shares outstanding	98,204	98,119	81,181	80,757	71,720
Total units outstanding (1)	3,086	3,174	3,362	3,436	3,504

Total common shares and units outstanding	101,290	101,293	84,543	84,193	75,224
Common share price at quarter end	$13.80	$10.23	$6.77	$11.72	$26.45

Equity value at quarter end	$1,397,797	$1,036,221	$572,357	$986,741	$1,989,674
Preferred stock at liquidation value	230,000	230,000	230,000	230,000	230,000
Consolidated debt	1,346,341	1,363,245	1,423,999	1,341,099	1,538,311

Total capitalization	$2,974,138	$2,629,466	$2,226,356	$2,557,840	$3,757,985

Debt / Total assets	40.9%	41.2%	43.0%	41.5%	47.7%
Debt / Total capitalization	45.3%	51.7%	63.9%	52.3%	41.0%

Total consolidated debt:
Fixed rate debt / Total debt	57.5%	60.1%	32.3%	35.3%	33.8%
Adjusted fixed rate debt / Total debt	87.3%	89.5%	60.5%	65.2%	59.8%

Total consolidated and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	57.0%	59.4%	33.0%	34.9%	33.5%
Adjusted fixed rate debt / Total debt	87.7%	89.8%	59.7%	62.6%	57.9%

PORTFOLIO SUMMARY
SEPTEMBER 30, 2009

	September 30, 2009
							Unconsolidated
	Consolidated Portfolio						Partnership Portfolio (1)			Total Portfolio
	Gross	GBV	GBV		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Book Value	% of Tot	PSF	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
	(in thousands)
Stabilized properties (2)	$2,263,086	70.7%	$400	40	5,663,595	97.4%	4	257,268	100.0%	44	5,920,863	97.5%
Lease up properties (2)	552,544	17.3%	234	20	2,357,811	59.6%	2	417,290	27.3%	22	2,775,101	54.8%

Subtotal	2,815,630	88.0%	351	60	8,021,406	86.3%	6	674,558	55.1%	66	8,695,964	83.9%
Pacific Research Center	279,883	8.7%	201	1	1,389,517	24.2%	—	—	n/a	1	1,389,517	24.2%

Total operating portfolio	3,095,513	96.7%	329	61	9,410,923	77.1%	6	674,558	55.1%	67	10,085,481	75.7%
Redevelopment properties (3)	74,101	2.3%	480	1	154,341	—	—	—	n/a	1	154,341	—
Development properties (4)	—	—	—	—	—	—	1	280,000	—	1	280,000	—

Total portfolio	3,169,614	99.0%	331	62	9,565,264	75.9%	7	954,558	38.9%	69	10,519,822	72.5%
Land parcels (5)	32,508	1.0%	24	n/a	1,352,000	n/a	—	—	n/a	n/a	1,352,000	n/a

Total proforma portfolio	$3,202,122	100.0%	$293	62	10,917,264	n/a	7	954,558	n/a	69	11,871,822	n/a

	June 30, 2009
							Unconsolidated
	Consolidated Portfolio						Partnership Portfolio (1)			Total Portfolio
	Gross	GBV	GBV		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Book Value	% of Tot	PSF	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
	(in thousands)
Stabilized properties	$2,277,692	71.3%	$391	41	5,830,252	98.5%	4	257,268	100.0%	45	6,087,520	98.5%
Lease up properties	419,145	13.1%	230	18	1,825,326	56.6%	2	417,290	27.3%	20	2,242,616	51.1%

Subtotal	2,696,837	84.5%	352	59	7,655,578	88.5%	6	674,558	55.1%	65	8,330,136	85.8%
Pacific Research Center	278,803	8.7%	201	1	1,389,517	24.2%	—	—	n/a	1	1,389,517	24.2%

Total operating portfolio	2,975,640	93.2%	329	60	9,045,095	78.6%	6	674,558	55.1%	66	9,719,653	77.0%
Redevelopment properties	73,099	2.3%	474	1	154,341	—	—	—	n/a	1	154,341	—
Development properties	111,822	3.5%	310	1	360,520	63.7%	1	280,000	—	2	640,520	35.9%

Total portfolio	3,160,561	99.0%	331	62	9,559,956	76.8%	7	954,558	38.9%	69	10,514,514	73.3%
Land parcels	32,508	1.0%	24	n/a	1,352,000	n/a	—	—	n/a	n/a	1,352,000	n/a

Total proforma portfolio	$3,193,069	100.0%	$293	62	10,911,956	n/a	7	954,558	n/a	69	11,866,514	n/a

(1)	Includes 72,863 rentable square feet of McKellar Court (21%) and 881,695 rentable square feet of PREI joint venture properties (20%). See page 24 for additional detail.

(2)	See pages 21-22 for detail of consolidated portfolio, page 24 for detail of the unconsolidated partnership portfolio, and page 33 for definitions of terms.

(3)	See page 23 for detail of consolidated portfolio, and page 33 for definitions of terms.

(4)	See page 24 for detail of the unconsolidated partnership portfolio, and page 33 for definitions of terms.

(5)	See page 23 for detail of consolidated portfolio, and page 33 for definitions of terms.

CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2009
(In thousands)

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Assets
Investments in real estate, net	$2,978,701	$2,994,072	$3,001,077	$2,960,429	$2,918,157
Investments in unconsolidated partnerships	47,747	49,243	49,756	18,173	20,296
Cash and cash equivalents	30,279	34,101	32,318	21,422	23,451
Restricted cash	15,974	15,638	4,951	7,877	8,291
Accounts receivable, net	5,482	10,178	14,749	9,417	7,284
Accrued straight-line rents, net	75,489	69,046	62,040	58,138	52,721
Acquired above-market leases, net	3,368	3,688	4,009	4,329	4,661
Deferred leasing costs, net	85,926	90,472	95,204	101,519	107,145
Deferred loan costs, net	7,794	8,535	8,451	9,754	11,804
Other assets	43,051	36,939	37,607	38,256	70,837

Total assets	$3,293,811	$3,311,912	$3,310,162	$3,229,314	$3,224,647

Liabilities and Equity

Liabilities:
Mortgage notes payable, net	$671,693	$717,764	$351,469	$353,161	$354,828
Secured construction loan	—	—	507,128	507,128	500,998
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes, net	103,524	103,077	111,068	122,043	165,825
Unsecured line of credit	321,124	292,404	204,334	108,767	266,660
Security deposits	7,187	7,660	7,641	7,623	7,469
Dividends and distributions payable	15,383	15,383	32,563	32,445	29,441
Accounts payable, accrued expenses and other liabilities	71,389	66,406	87,359	66,821	74,878
Derivative instruments	15,948	17,910	100,840	126,091	31,676
Acquired below-market leases, net	12,344	13,550	14,762	17,286	19,212

Total liabilities	1,468,592	1,484,154	1,667,164	1,591,365	1,700,987
Equity:
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	222,413	222,413
Common stock	982	981	812	808	717
Additional paid-in capital	1,833,898	1,833,026	1,661,656	1,661,009	1,446,320
Accumulated other comprehensive loss	(88,894)	(91,525)	(100,314)	(112,126)	(35,657)
Dividends in excess of earnings	(154,045)	(147,306)	(154,708)	(146,536)	(125,101)

Total stockholders’ equity	1,814,354	1,817,589	1,629,859	1,625,568	1,508,692
Noncontrolling interests	10,865	10,169	13,139	12,381	14,968

Total equity	1,825,219	1,827,758	1,642,998	1,637,949	1,523,660

Total liabilities and equity	$3,293,811	$3,311,912	$3,310,162	$3,229,314	$3,224,647

CONSOLIDATED STATEMENTS OF INCOME
SEPTEMBER 30, 2009
(In thousands, except share and per share data)

	Three Months Ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Revenues:
Rental	$68,472	$65,716	$68,419	$63,518	$59,381
Tenant recoveries	19,240	17,189	21,081	18,869	20,911
Other income	5,251	3,175	4,451	646	519

Total revenues	92,963	86,080	93,951	83,033	80,811

Expenses:
Rental operations	18,726	14,661	22,152	17,255	17,027
Real estate taxes	8,233	7,613	7,233	6,181	6,763
Depreciation and amortization	30,953	24,501	27,313	25,703	21,506
General and administrative	5,956	5,126	5,280	6,406	4,589

Total expenses	63,868	51,901	61,978	55,545	49,885

Income from operations	29,095	34,179	31,973	27,488	30,926
Equity in net loss of unconsolidated partnerships	(1,118)	(465)	(301)	(862)	(208)
Interest income	62	101	63	115	110
Interest expense	(19,614)	(12,875)	(12,080)	(12,137)	(12,855)
(Loss)/gain on derivative instruments	(14)	360	(56)	(19,222)	(726)
Gain on extinguishment of debt	—	1,781	4,371	14,783	—

Net income	8,411	23,081	23,970	10,165	17,247
Net income attributable to noncontrolling interests	(108)	(645)	(705)	(306)	(570)

Net income attributable to Company	8,303	22,436	23,265	9,859	16,677
Preferred stock dividends	(4,241)	(4,241)	(4,241)	(4,241)	(4,241)

Net income available to common stockholders	$4,062	$18,195	$19,024	$5,618	$12,436

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.04	$0.20	$0.23	$0.07	$0.17

Weighted-average common shares outstanding:
Basic	97,315,601	88,503,295	80,261,363	79,692,998	71,513,333

Diluted	101,289,458	92,615,935	84,499,365	83,485,531	75,223,818

FFO (1) AND AFFO (1)
SEPTEMBER 30, 2009
(In thousands, except per share and ratio amounts)

	Three Months Ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Reconciliation of net income available to common stockholders to funds from operations (FFO):
Net income available to common stockholders	$4,062	$18,195	$19,024	$5,618	$12,436
Adjustments:
Noncontrolling interests in operating partnership	122	658	722	319	559
Depreciation & amortization — unconsolidated partnerships	662	662	662	662	524
Depreciation & amortization — consolidated entities	30,953	24,501	27,313	25,703	21,506
Depreciation & amortization — allocable to noncontrolling interests of consolidated joint ventures	(20)	(19)	(20)	(16)	(8)

FFO	$35,779	$43,997	$47,701	$32,286	$35,017

FFO per share — diluted	$0.35	$0.48	$0.56	$0.39	$0.47

Dividends and distributions declared per common share	$0.11	$0.11	$0.335	$0.335	$0.335

FFO payout ratio	31.4%	22.9%	59.8%	85.9%	71.3%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$35,779	$43,997	$47,701	$32,286	$35,017
Adjustments:
Second generation capital expenditures	(273)	(256)	(1,285)	(1,105)	(1,037)
Gain on extinguishment of debt	—	(1,781)	(4,371)	(14,783)	—
Loss/(gain) on derivative instruments	14	(360)	56	19,222	726
Amortization of deferred interest costs	1,797	—	—	—	—
Amortization of deferred loan costs	803	1,043	1,320	2,128	1,313
Amortization of fair-value of debt acquired	(466)	(463)	(457)	(456)	(490)
Amortization of debt discount	447	453	482	683	683
Non-cash equity compensation	1,376	1,383	1,404	1,771	1,496
Straight line rents	(6,222)	(6,682)	(3,895)	(5,090)	(5,726)
Share of unconsolidated partnership adjustments (2)	824	193	141	178	241
Fair-value lease revenue	(886)	(892)	(3,581)	(1,594)	(1,134)

AFFO	$33,193	$36,635	$37,515	$33,240	$31,089

AFFO per share — diluted	$0.33	$0.40	$0.44	$0.40	$0.41

Dividends and distributions declared per common share	$0.11	$0.11	$0.335	$0.335	$0.335

AFFO payout ratio	33.3%	27.5%	76.1%	83.8%	81.7%

(1)	For definitions and discussion of FFO and AFFO, see page 32.

(2)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, straight line rents, and fair-value lease revenue.

RECONCILIATION OF EBITDA (1)
SEPTEMBER 30, 2009
(In thousands)

	Three Months Ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$4,062	$18,195	$19,024	$5,618	$12,436
Interest expense	19,614	12,875	12,080	12,137	12,855
Depreciation & amortization — consolidated entities	30,953	24,501	27,313	25,703	21,506
Depreciation & amortization — unconsolidated partnerships	662	662	662	662	524

EBITDA	55,291	56,233	59,079	44,120	47,321
Noncontrolling interests	108	645	705	306	570
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Adjusted EBITDA	$59,640	$61,119	$64,025	$48,667	$52,132

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 32.

RECONCILIATION OF NET OPERATING INCOME (1)
SEPTEMBER 30, 2009
(Dollars in thousands)

	Three Months Ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Net income	$8,411	$23,081	$23,970	$10,165	$17,247
Equity in net loss of unconsolidated partnerships	1,118	465	301	862	208
Interest expense	19,614	12,875	12,080	12,137	12,855
Interest income	(62)	(101)	(63)	(115)	(110)
Loss/(gain) on derivative instruments	14	(360)	56	19,222	726
Gain on extinguishment of debt	—	(1,781)	(4,371)	(14,783)	—

Income from operations	29,095	34,179	31,973	27,488	30,926
Depreciation and amortization	30,953	24,501	27,313	25,703	21,506
General and administrative	5,956	5,126	5,280	6,406	4,589

Consolidated net operating income	$66,004	$63,806	$64,566	$59,597	$57,021

Revenues:
Rental	$68,472	$65,716	$68,419	$63,518	$59,381
Tenant recoveries	19,240	17,189	21,081	18,869	20,911
Other income	5,251	3,175	4,451	646	519

Total revenues	92,963	86,080	93,951	83,033	80,811

Expenses:
Rental operations	18,726	14,661	22,152	17,255	17,027
Real estate taxes	8,233	7,613	7,233	6,181	6,763

Total operating expenses	26,959	22,274	29,385	23,436	23,790

Consolidated net operating income	$66,004	$63,806	$64,566	$59,597	$57,021

Consolidated net operating income — cash basis (2)	$59,033	$56,354	$57,946	$53,842	$49,752

Operating margin (3)	69.3%	73.1%	67.2%	71.6%	70.4%

Operating expense recovery (4)	71.4%	77.2%	71.7%	80.5%	87.9%

(1)	For a definition and discussion of net operating income, see page 32.

(2)	Consolidated net operating income — cash basis is calculated as (consolidated net operating income — straight line rents — fair value lease revenue — lease incentive revenue — bad debt expense)

(3)	Operating margin is calculated as ((rental revenues + tenant recovery revenues — rental operations — real estate taxes) / (rental revenues + tenant recovery revenues)).

(4)	Operating expense recovery is calculated as (tenant recovery revenues / (rental operations + real estate taxes)).

INTEREST COVERAGE RATIOS (1)
SEPTEMBER 30, 2009
(In thousands, except ratios)

	Three Months Ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Excluding capitalized interest:
Adjusted EBITDA	$59,640	$61,119	$64,025	$48,667	$52,132
Interest expense:
Interest expense	19,614	12,875	12,080	12,137	12,855
Interest expense — unconsolidated partnerships	454	507	420	729	489
Amortization of deferred interest costs	(1,797)	—	—	—	—
Amortization of deferred loan costs	(803)	(1,043)	(1,320)	(2,128)	(1,313)
Amortization of debt discount	(447)	(453)	(482)	(683)	(683)
Amortization of fair-value of debt acquired	466	463	457	456	490

Total interest expense	$17,487	$12,349	$11,155	$10,511	$11,838

Interest coverage ratio	3.4	4.9	5.7	4.6	4.4

Including capitalized interest:
Adjusted EBITDA	$59,640	$61,119	$64,025	$48,667	$52,132
Interest expense:
Interest expense	19,614	12,875	12,080	12,137	12,855
Interest expense — unconsolidated partnerships	454	507	420	729	489
Interest expense — accumulated other comprehensive income	702	754	897	265	1,996
Capitalized interest	2,943	3,472	4,130	6,839	8,574
Amortization of deferred interest costs	(1,797)	—	—	—	—
Amortization of deferred loan costs	(803)	(1,043)	(1,320)	(2,128)	(1,313)
Amortization of debt discount	(447)	(453)	(482)	(683)	(683)
Amortization of fair-value of debt acquired	466	463	457	456	490

Total interest expense	$21,132	$16,575	$16,182	$17,615	$22,408

Interest coverage ratio	2.8	3.7	4.0	2.8	2.3

(1)	For a discussion of coverage ratios, see page 32.

FIXED CHARGE COVERAGE RATIOS (1)
SEPTEMBER 30, 2009
(In thousands, except ratios)

	Three Months Ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Excluding capitalized interest:
Adjusted EBITDA	$59,640	$61,119	$64,025	$48,667	$52,132
Fixed charges:
Interest expense	19,614	12,875	12,080	12,137	12,855
Interest expense — unconsolidated partnerships	454	507	420	729	489
Amortization of deferred interest costs	(1,797)	—	—	—	—
Amortization of deferred loan costs	(803)	(1,043)	(1,320)	(2,128)	(1,313)
Amortization of debt discount	(447)	(453)	(482)	(683)	(683)
Amortization of fair-value of debt acquired	466	463	457	456	490
Principal payments	1,488	1,031	1,446	1,210	1,185
Principal payments — unconsolidated partnerships	8	7	8	8	7
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$23,224	$17,628	$16,850	$15,970	$17,271

Fixed charge coverage ratio	2.6	3.5	3.8	3.0	3.0

Including capitalized interest:
Adjusted EBITDA	$59,640	$61,119	$64,025	$48,667	$52,132
Fixed charges:
Interest expense	19,614	12,875	12,080	12,137	12,855
Interest expense — unconsolidated partnerships	454	507	420	729	489
Interest expense — accumulated other comprehensive income	702	754	897	265	1,996
Capitalized interest	2,943	3,472	4,130	6,839	8,574
Amortization of deferred interest costs	(1,797)	—	—	—	—
Amortization of deferred loan costs	(803)	(1,043)	(1,320)	(2,128)	(1,313)
Amortization of debt discount	(447)	(453)	(482)	(683)	(683)
Amortization of fair-value of debt acquired	466	463	457	456	490
Principal payments	1,488	1,031	1,446	1,210	1,185
Principal payments — unconsolidated partnerships	8	7	8	8	7
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$26,869	$21,854	$21,877	$23,074	$27,841

Fixed charge coverage ratio	2.2	2.8	2.9	2.1	1.9

(1)	For a discussion of coverage ratios, see page 32.

DEBT SUMMARY
SEPTEMBER 30, 2009
(Dollars in thousands)

				Unamortized
	Stated	Effective	Principal	Premium /	Carrying	Maturity
	Rate	Rate	Balance	(Discount)	Value	Date
Consolidated debt:
Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,382	$243	$4,625	07/12
Bridgeview Technology Park I	8.07%	5.04%	11,282	446	11,728	01/11
Center for Life Science | Boston	7.75%	7.75%	349,506	—	349,506	06/14
500 Kendall Street (Kendall D)	6.38%	5.45%	66,521	3,803	70,324	12/18
Lucent Drive	5.50%	5.50%	5,183	—	5,183	01/15
6828 Nancy Ridge Drive	7.15%	5.38%	6,620	334	6,954	09/12
Road to the Cure	6.70%	5.78%	15,018	518	15,536	01/14
Science Center Drive	7.65%	5.04%	11,025	507	11,532	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	28,543	1,483	30,026	06/12
9865 Towne Centre Drive	7.95%	7.95%	17,942	—	17,942	06/13
900 Uniqema Boulevard	8.61%	5.61%	1,234	103	1,337	05/15

Total / weighted average on fixed rate mortgages	7.16%	6.82%	664,256	7,437	671,693

Fixed rate debt:
Unsecured exchangeable senior notes	4.50%	6.45%	107,420	(3,896)	103,524	10/26

Total / weighted average fixed rate debt	6.79%	6.77%	771,676	3,541	775,217

Variable rate debt:
Secured term loan	1.91%	1.91%	250,000	—	250,000	08/12
$600 million unsecured line of credit	1.35%	1.35%	321,124	—	321,124	08/11

Total / weighted average variable rate debt	1.60%	1.60%	571,124	—	571,124

Total / weighted average consolidated debt	4.57%	4.55%	$1,342,800	$3,541	$1,346,341

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	3.74%	3.74%	$40,650	$—	$40,650	02/11
PREI secured construction loan (20%) (variable)	1.75%	1.75%	35,961	—	35,961	08/10
McKellar Court (21%) (fixed)	8.56%	4.63%	2,151	—	2,151	01/10

Total / weighted average share of unconsolidated partnership debt	2.96%	2.86%	78,762	—	78,762

Total / weighted average consolidated and share of unconsolidated partnership debt	4.49%	4.47%	$1,421,562	$3,541	$1,425,103

DEBT ANALYSIS
SEPTEMBER 30, 2009
(Dollars in thousands)
Secured and Unsecured Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$914,256	68.1%	5.72%	5.48%
Unsecured debt	428,544	31.9%	2.14%	2.63%

Total consolidated debt	$1,342,800	100.0%	4.57%	4.55%

Fixed and Variable Rate Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$771,676	57.5%	6.79%	6.77%
Variable rate debt — hedged	400,000	29.8%	5.80%	5.80%
Variable rate debt — unhedged	171,124	12.7%	1.35%	1.35%

Total consolidated debt	$1,342,800	100.0%	5.80%	5.79%

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Total consolidated debt:
Fixed rate debt / Total debt	57.5%	60.1%	32.3%	35.3%	33.8%
Adjusted fixed rate debt / Total debt	87.3%	89.5%	60.5%	65.2%	59.8%

Total consolidated debt and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	57.0%	59.4%	33.0%	34.9%	33.5%
Adjusted fixed rate debt / Total debt	87.7%	89.8%	59.7%	62.6%	57.9%

DEBT MATURITIES
SEPTEMBER 30, 2009
(In thousands)
Weighted average debt maturity is 5 years and 4.7 years for consolidated and unconsolidated debt, respectively.

	2009	2010	2011	2012	2013	Thereafter	Total
Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$1,772	$7,404	$29,915	$45,414	$25,941	$553,810	$664,256
Unsecured exchangeable senior notes (1)	—	—	—	—	—	107,420	107,420

Total fixed rate debt	1,772	7,404	29,915	45,414	25,941	661,230	771,676

Variable rate debt:
Secured term loan	—	—	—	250,000	—	—	250,000
$600 million unsecured line of credit (2)	—	—	321,124	—	—	—	321,124

Total variable rate debt	—	—	321,124	250,000	—	—	571,124

Total consolidated debt	$1,772	$7,404	$351,039	$295,414	$25,941	$661,230	$1,342,800

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable) (3)	$—	$—	$40,650	$—	$—	$—	$40,650
PREI secured construction loan (20%) (variable) (4)	—	35,961	—	—	—	—	35,961
McKellar Court (21%) (fixed)	9	2,142	—	—	—	—	2,151

Share of total unconsolidated partnership debt	$9	$38,103	$40,650	$—	$—	$—	$78,762

Total consolidated and share of unconsolidated partnership debt	$1,781	$45,507	$391,689	$295,414	$25,941	$661,230	$1,421,562

(1)	The holders of the unsecured exchangeable senior notes (the “Notes”) have the right to require the Company to repurchase the Notes, in whole or in part, for cash on each of October 1, 2011, October 1, 2016 and October 1, 2021, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest.

(2)	The maturity date may be extended to August 1, 2012 after satisfying certain conditions.

(3)	The maturity date may be extended to February 10, 2012 after satisfying certain conditions.

(4)	The maturity date may be extended to August 13, 2011 after satisfying certain conditions.

COMMON AND PREFERRED STOCK DATA
SEPTEMBER 30, 2009
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Weighted average common shares outstanding	97,315	88,503	80,261	79,693	71,513
Weighted average OP and LTIP units outstanding	3,152	3,281	3,415	3,481	3,504
Dilutive effect of restricted stock	822	832	823	312	207

Diluted common shares	101,289	92,616	84,499	83,486	75,224

Closing common shares, OP and LTIP units outstanding	101,290	101,293	84,543	84,193	75,224
Preferred shares outstanding	9,200	9,200	9,200	9,200	9,200

High price	$15.31	$12.21	$13.52	$25.43	$29.50
Low price	$9.16	$6.47	$6.02	$5.88	$22.72
Average closing price	$12.41	$10.04	$9.52	$13.41	$26.20
Closing price	$13.80	$10.23	$6.77	$11.72	$26.45
Dividends per share — annualized	$0.44	$0.44	$1.34	$1.34	$1.34
Closing dividend yield — annualized	3.2%	4.3%	19.8%	11.4%	5.1%
DIVIDENDS PER SHARE

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Common Stock — BMR
Amount	$0.11	$0.11	$0.335	$0.335	$0.335
Declared	September 15, 2009	June 15, 2009	March 16, 2009	December 15, 2008	September 15, 2008
Record	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Paid	October 15, 2009	July 15, 2009	April 15, 2009	January 15, 2009	October 15, 2008

Preferred Stock — BMR PrA
Amount	$0.46094	$0.46094	$0.46094	$0.46094	$0.46094
Declared	September 15, 2009	June 15, 2009	March 16, 2009	December 15, 2008	September 15, 2008
Record	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Paid	October 15, 2009	July 15, 2009	April 15, 2009	January 15, 2009	October 15, 2008

MARKET SUMMARY
SEPTEMBER 30, 2009

		Current (1)			Expiration
				Annualized			Annualized
	Leased		Percent of	Base Rent		Percent of	Base Rent
	Square	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Market	Feet	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
		(in thousands)			(in thousands)
Boston	2,187,720	$112,596	40.8%	$51.47	$127,794	38.2%	$58.41
Maryland	1,144,968	46,653	16.9%	40.75	63,578	19.1%	55.53
San Diego	1,086,503	32,683	11.8%	30.08	41,401	12.4%	38.10
San Francisco	1,179,447	28,507	10.3%	24.17	35,207	10.6%	29.85
New York / New Jersey	927,185	25,436	9.2%	27.43	31,745	9.5%	34.24
Pennsylvania	684,920	15,147	5.5%	22.11	16,363	4.9%	23.89
Seattle	169,593	7,114	2.6%	41.95	8,730	2.6%	51.48
University Related — Other	249,507	7,946	2.9%	31.85	8,890	2.7%	35.63

Total portfolio / weighted average	7,629,843	$276,082	100.0%	$36.18	$333,708	100.0%	$43.74

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
SEPTEMBER 30, 2009

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	9/30/09	6/30/09
	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.8%	75,003	100.0%	100.0%
2	Center for Life Science | Boston	November 17, 2006	Stabilized	1	704,159	7.4%	639,486	90.8%	90.8%
3	Charles Street	April 7, 2006	Stabilized	1	47,912	0.5%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Lease Up	1	37,400	0.4%	21,461	57.4%	57.4%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.5%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.1%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	0.9%	66,696	73.5%	73.5%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.2%	299,267	98.8%	98.8%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	3.7%	345,497	98.9%	98.9%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	2.0%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.5%	52,520	100.0%	100.0%

	Total Boston			18	2,001,325	21.0%	1,889,227	94.4%	94.4%

	Maryland
13	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.8%	77,225	100.0%	100.0%
14	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	3.0%	289,912	100.0%	100.0%
15	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.5%	51,181	100.0%	100.0%
16	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	6.6%	635,058	100.0%	100.0%
17	Tributary Street	December 17, 2004	Stabilized	1	91,592	1.0%	91,592	100.0%	100.0%

	Total Maryland			8	1,144,968	11.9%	1,144,968	100.0%	100.0%

	San Diego
18	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
19	Bernardo Center Drive	August 13, 2004	Stabilized	1	61,286	0.6%	61,286	100.0%	100.0%
20	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.3%	28,704	100.0%	100.0%
21	John Hopkins Court	August 16, 2006	Lease Up	1	72,192	0.8%	21,470	29.7%	29.7%
22	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	196,557	2.1%	196,557	100.0%	100.0%
23	6828 Nancy Ridge Drive	April 21, 2005	Lease Up	1	42,138	0.4%	31,199	74.0%	74.0%
24	Pacific Center Boulevard	August 24, 2007	Stabilized	2	66,745	0.7%	66,745	100.0%	100.0%
25	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.7%	54,104	79.6%	80.3%
26	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.1%	78,572	74.6%	80.8%
27	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.6%	53,740	100.0%	100.0%
28	Sorrento Valley Boulevard	December 7, 2006	Stabilized	1	54,924	0.6%	54,924	100.0%	100.0%
29	Torreyana Road	March 22, 2007	Stabilized	1	81,204	0.8%	81,204	100.0%	100.0%
30	9865 Towne Centre Drive	August 12, 2004	Stabilized	2	94,866	1.0%	94,866	100.0%	100.0%
31	9885 Towne Centre Drive	August 12, 2004	Stabilized	2	104,870	1.1%	104,870	100.0%	100.0%
32	Waples Street	March 1, 2005	Stabilized	1	50,055	0.5%	50,055	100.0%	100.0%

	Total San Diego			20	1,115,987	11.7%	1,013,640	90.8%	91.5%

	San Francisco
33	Ardentech Court	November 18, 2004	Stabilized	1	55,588	0.6%	55,588	100.0%	100.0%
34	Ardenwood Venture (2)	June 14, 2006	Lease Up	1	72,500	0.8%	27,620	38.1%	38.1%
35	Bayshore Boulevard	August 17, 2004	Stabilized	3	183,344	1.9%	183,344	100.0%	100.0%
36	Bridgeview Technology Park I	September 10, 2004	Lease Up	2	201,567	2.1%	143,591	71.2%	71.2%
37	Bridgeview Technology Park II	March 16, 2005	Lease Up	1	50,400	0.5%	—	—	—

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
SEPTEMBER 30, 2009

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	9/30/09	6/30/09
	San Francisco (Cont.)
38	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.5%	44,000	100.0%	100.0%
39	Eccles Avenue	December 1, 2005	Lease Up	1	152,145	1.6%	—	—	—
40	Forbes Boulevard	September 5, 2007	Stabilized	1	237,984	2.5%	237,984	100.0%	100.0%
41	Industrial Road	August 17, 2004	Lease Up	1	171,965	1.8%	150,859	87.7%	100.0%
42	Kaiser Drive	August 25, 2005	Lease Up	1	87,953	0.9%	—	—	—
43	Pacific Research Center	July 11, 2006	Lease Up	10	1,389,517	14.5%	336,461	24.2%	24.2%

	Total San Francisco			25	2,646,963	27.7%	1,179,447	44.6%	45.3%

	New York / New Jersey
44	Graphics Drive	March 17, 2005	Lease Up	1	72,300	0.8%	18,574	25.7%	25.7%
45	Landmark at Eastview	August 12, 2004	Stabilized	8	754,298	7.9%	678,968	90.0%	97.8%
46	Landmark at Eastview II	August 12, 2004	Lease Up	3	360,520	3.8%	229,643	63.7%	63.7%
47	One Research Way	May 31, 2006	Lease Up	1	49,421	0.5%	—	—	—

	Total New York / New Jersey			13	1,236,539	13.0%	927,185	75.0%	79.7%

	Pennsylvania
48	Eisenhower Road	August 13, 2004	Lease Up	1	27,750	0.3%	16,565	59.7%	59.7%
49	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.7%	71,500	100.0%	100.0%
50	King of Prussia	August 11, 2004	Lease Up	5	427,109	4.5%	374,387	87.7%	87.7%
51	Phoenixville Pike	May 5, 2005	Lease Up	1	104,400	1.1%	74,793	71.6%	71.6%
52	Spring Mill Drive	July 20, 2006	Stabilized	1	76,561	0.8%	76,561	100.0%	100.0%
53	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
54	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.6%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,434	8.1%	684,920	88.0%	88.0%

	Seattle
55	Elliott Avenue	August 24, 2004	Redevelopment	1	154,341	1.6%	—	—	—
56	500 Fairview Avenue	January 28, 2008	Stabilized	1	22,213	0.2%	22,213	100.0%	100.0%
57	530 Fairview Avenue	January 12, 2006	Lease Up	1	96,188	1.0%	53,752	55.9%	55.9%
58	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.5%	51,000	100.0%	100.0%
59	217th Place	November 21, 2006	Lease Up	1	67,799	0.7%	42,628	62.9%	62.9%

	Total Seattle			5	391,541	4.0%	169,593	43.3%	43.3%

	University Related — Other
60	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.2%	21,500	100.0%	100.0%
61	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	0.8%	78,023	100.0%	100.0%
62	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.6%	149,984	100.0%	100.0%

	Total University Related — Other			7	249,507	2.6%	249,507	100.0%	100.0%

	Total / weighted average			107	9,565,264	100.0%	7,258,487	75.9%	76.8%

(1)	For a definition of Property Status, see page 33.

(2)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

DEVELOPMENT / REDEVELOPMENT / LAND PARCELS
SEPTEMBER 30, 2009
(Dollars in thousands)

						Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment (2)	Date (3)
DEVELOPMENT:
None		—	—	—	—	—

REDEVELOPMENT:
Elliott Avenue	Seattle	154,341	—	—	$74,100	$77,800	Q1 2010

Total / weighted average		154,341	—	—	$74,100	$77,800

LAND PARCELS FOR FUTURE DEVELOPMENT:

Estimated
Developable
Market	Square Feet
Boston	50,000
Maryland	500,000
San Francisco	508,000
New York / New Jersey	130,000
Pennsylvania	50,000
Seattle	114,000

Total	1,352,000

(1)	Consists of amounts paid through period end and excludes any amounts accrued.

(2)	Excludes costs associated with speculative leasing.

(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
SEPTEMBER 30, 2009
(Dollars in thousands)

					Rentable	Leased
			Property		Square	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet (2)	Feet	9/30/09	6/30/09	Market
	McKellar Court
1	McKellar Court	September 30, 2004	Stabilized	1	72,863	72,863	100.0%	100.0%	San Diego
	PREI
2	320 Bent Street	April 4, 2007	Stabilized	1	184,405	184,405	100.0%	100.0%	Boston
3	301 Binney Street	April 4, 2007	Lease Up	1	417,290	114,088	27.3%	27.3%	Boston
4	301 Binney Garage	April 4, 2007	Lease Up	1	503 Stalls	n/a	n/a	n/a	Boston
5	650 E. Kendall Street (Kendall B)	April 4, 2007	Development	1	280,000	—	—	—	Boston
6	350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409 Stalls	n/a	n/a	n/a	Boston
7	Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37 Apts.	n/a	n/a	n/a	Boston

	McKellar
	Court (3)	PREI	Total
Total assets	$16,042	$630,373	$646,415
Total debt	10,243	383,055	393,298
Current annualized base rent	1,809	17,687	19,496
BioMed’s net investment in unconsolidated partnerships	$2,346	$45,401	$47,747
BioMed’s pro rata share of debt	2,151	76,611	78,762
BioMed ownership percentage	21%	20%	20%

(1)	For a definition of Property Status, see page 33.

(2)	Estimates for purposes of development.

(3)	We own a general partnership interest in the limited partnership that owns this property, which entitles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows.

LEASE EXPIRATIONS
SEPTEMBER 30, 2009
Weighted average remaining lease term is 8.7 years for the consolidated portfolio and total portfolio.

			Current (1)			Expiration
					Annualized			Annualized
		Percent of		Percent of	Base Rent		Percent of	Base Rent
	Leased	Leased	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Expiration	Square Feet	Square Feet	Base Rent	Base Rent	Square Feet	Base Rent	Base Rent	Square Feet
			(in thousands)			(in thousands)
Month-to-month	130,335	1.7%	$2,286	0.8%	$17.54	$2,286	0.7%	$17.54
Fourth quarter 2009	40,877	0.5%	919	0.3%	22.48	919	0.3%	22.48

2009	171,212	2.2%	3,205	1.1%	18.72	3,205	1.0%	18.72
2010	536,804	7.0%	12,543	4.5%	23.37	12,637	3.8%	23.54
2011	292,048	3.8%	10,058	3.6%	34.44	10,372	3.1%	35.51
2012	379,937	5.0%	8,734	3.2%	22.99	9,522	2.9%	25.06
2013	419,212	5.5%	9,569	3.5%	22.83	10,841	3.2%	25.86
2014	710,864	9.3%	17,088	6.2%	24.04	19,199	5.8%	27.01
2015	93,786	1.2%	3,015	1.1%	32.15	3,450	1.0%	36.79
2016	890,476	11.7%	31,963	11.6%	35.89	41,451	12.4%	46.55
2017	96,575	1.3%	3,033	1.1%	31.41	3,440	1.0%	35.62
2018	1,117,541	14.6%	48,012	17.4%	42.96	54,440	16.3%	48.71
Thereafter	2,921,388	38.4%	128,862	46.7%	44.11	165,151	49.5%	56.53

Total / weighted average	7,629,843	100.0%	$276,082	100.0%	$36.18	$333,708	100.0%	$43.74

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

EXPIRATIONS BY MARKET
SEPTEMBER 30, 2009

	Leased Square Feet
Expiration	Boston	Maryland	San Diego	San Francisco	NY/NJ	Pennsylvania	Seattle	University/Other	Total
2009	6,876	—	40,746	—	123,590	—	—	—	171,212
2010	130,527	—	17,878	164,894	194,355	29,150	—	—	536,804
2011	35,093	—	57,210	78,062	3,951	117,732	—	—	292,048
2012	21,705	—	115,867	163,057	57,095	—	22,213	—	379,937
2013	—	—	145,221	156,604	73,069	44,318	—	—	419,212
2014	28,019	—	162,607	66,002	—	396,776	35,960	21,500	710,864
2015	—	—	53,740	—	19,124	20,922	—	—	93,786
2016	454,515	—	—	100,040	—	76,022	31,892	228,007	890,476
2017	—	51,181	—	—	45,394	—	—	—	96,575
2018	807,347	—	68,237	199,329	—	—	42,628	—	1,117,541
Thereafter	703,638	1,093,787	424,997	251,459	410,607	—	36,900	—	2,921,388

Total	2,187,720	1,144,968	1,086,503	1,179,447	927,185	684,920	169,593	249,507	7,629,843

10 LARGEST TENANTS
SEPTEMBER 30, 2009
Our properties were leased to 126 tenants.

					Annualized	Percent of
					Base Rent	Annualized
		Leased		Annualized	per Leased	Base Rent
		Square	Percent of	Base Rent	Sq Ft	Current	Lease
	Tenant	Feet	Leased Sq Ft	Current (1)	Current	Total Portfolio	Expiration
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	12.1%	$41,918	$45.32	15.2%	June 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	9.0%	28,875	42.14	10.5%	Multiple
3	Beth Israel Deaconess Medical Center, Inc.	362,364	4.7%	25,543	70.49	9.3%	July 2023
4	Genzyme Corporation	343,000	4.5%	15,464	45.08	5.6%	August 2018
5	Regeneron Pharmaceuticals, Inc. (3)	509,332	6.7%	15,085	29.62	5.5%	Multiple
6	Ironwood Pharmaceuticals, Inc. (4) (5)	153,189	2.0%	9,509	62.07	3.4%	Multiple
7	Children’s Hospital Corporation	150,215	2.0%	8,901	59.26	3.2%	May 2023
8	Centocor, Inc. (Johnson & Johnson)	374,387	4.9%	8,490	22.68	3.1%	April 2014
9	Schering Corporation (4)	145,304	1.9%	8,168	56.21	3.0%	September 2016
10	Array BioPharma Inc. (6)	228,007	3.0%	7,397	32.44	2.7%	Multiple

	Total / weighted average (7)	3,876,054	50.8%	$169,350	$43.69	61.5%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	20,608 square feet expires May 2012, 81,204 square feet expires October 2013, 292,758 square feet expires January 2016, and 290,716 square feet expires May 2018.

(3)	109,965 square feet is on a month-to-month basis and 10,032 square feet expires October 2009, all of which will be replaced with a 15-year 109,646 square foot lease at the new buildings at the Landmark at Eastview II property, and 279,689 square feet expires in July 2024.

(4)	We own 20% of the limited liability company that owns the property that this tenant occupies.

(5)	39,101 square feet expires December 2010 and 114,088 square feet expires January 2014.

(6)	149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(7)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
SEPTEMBER 30, 2009
(Dollars in thousands)

	Quarter Ended
	9/30/09	9/30/08	Percent Change
Total Same Property Portfolio (1)
Number of properties	52	52
Rentable square feet	6,424,116	6,424,116
Percent of total portfolio	61.1%	61.1%
Percent leased	90.9%	94.2%

Revenues:
Rental	$51,622	$50,527	2.2%
Tenant recoveries	13,261	15,976	(17.0%)

Total revenues	64,883	66,503	(2.4%)

Expenses:
Rental operations	10,971	12,305	(10.8%)
Real estate taxes	5,358	5,275	1.6%

Total expenses	16,329	17,580	(7.1%)

Same property net operating income (2)	$48,554	$48,923	(0.8%)

Less straight line rents, fair-value lease revenue, lease incentive revenue, and bad debt expense	(4,860)	(4,627)	5.0%

Same property net operating income — cash basis (2) (3)	$43,694	$44,296	(1.4%)

Rental revenue — cash basis (3)	$46,255	$45,668	1.3%

Same property net operating income (2)	$48,554	$48,923	(0.8%)
Plus other income	4,465	71	6188.7%

Same property net operating income — including reconciling items	$53,019	$48,994	8.2%

(1)	The same property portfolio includes properties in the consolidated portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 32. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents rents on a “cash-on-cash” basis. Excluding properties which had lease terminations, same property NOI — cash basis increased 3.5%, and rental revenue — cash basis increased 3.5%

ACQUISITIONS
SEPTEMBER 30, 2009

		Rentable
	Number of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(In thousands)
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600
2007 acquisitions (2)	14	1,102,822	653,800
2008 acquisitions	1	22,213	4,000
2009 acquisitions	—	—	—

Total acquisitions since August 11, 2004	71	8,973,157	$3,215,993

(1)	Rentable square feet at the time of acquisition.

(2)	Includes an investment of approximately $506.7 million in properties owned through our joint venture with PREI, of which our investment was $18.5 million.

LEASING ACTIVITY (1)
SEPTEMBER 30, 2009

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft
Leased Square Feet as of June 30, 2009	7,711,189
Expirations	(99,027)	$21.45
Terminations	(275,778)	25.60
Pre-leased delivery	21,272	37.50
Renewals, amendments, and extensions	43,456	23.46
New leases	228,731	23.00

Leased Square Feet as of September 30, 2009	7,629,843

Pre-leased Square Feet as of June 30, 2009	21,272
Pre-leased delivery	(21,272)	$37.50

Pre-leased Square Feet as of September 30, 2009	—

Gross Leasing Activity — Third Quarter 2009	272,187	$23.07

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
SEPTEMBER 30, 2009

	Three Months Ended
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Renewals, Amendments, and Extensions (1)
Number of renewals	3	3	4	5	7
Square feet	43,456	20,717	298,520	65,194	146,725
Tenant improvement costs per square foot (2)	$4.37	$2.39	$—	$—	$22.32
Leasing commission costs per square foot (2)	1.00	—	3.35	—	9.94

Total tenant improvement and leasing commission costs psf	$5.37	$2.39	$3.35	$—	$32.26

New Leases (3)
Number of leases	8	14	9	5	6
Square feet	228,731	228,759	120,722	129,816	52,366
Tenant improvement costs per square foot (2)	$2.47	$23.40	$3.26	$63.32	$28.20
Leasing commission costs per square foot (2)	1.73	4.10	4.25	10.32	5.35

Total tenant improvement and leasing commission costs psf	$4.20	$27.50	$7.51	$73.64	$33.55

Total
Number of renewals/leases	11	17	13	10	13
Square feet	272,187	249,476	419,242	195,010	199,091
Tenant improvement costs per square foot (2)	$2.77	$21.66	$0.94	$42.15	$23.87
Leasing commission costs per square foot (2)	1.61	3.76	3.61	6.87	8.73

Total tenant improvement and leasing commission costs psf	$4.38	$25.42	$4.55	$49.02	$32.60

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within our portfolio.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
SEPTEMBER 30, 2009
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) minority interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
SEPTEMBER 30, 2009
Property Status
Stabilized
Represents operating properties that are more than 90% leased
Lease up
Represents operating properties that are less than 90% leased
Redevelopment
Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Development
Represents properties that we are currently developing through ground up construction
Land parcels, or Land
Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development